ZUSATZVEREINBARUNG	SUPPLEMENTAL AGREEMENT
ZUM	TO THE
ANSTELLUNGSVERTRAG	EMPLOYMENT AGREEMENT
zwischen	between

SCM Microsystems GmbH

- nachfolgend “SCM” genannt -	- hereinafter referred to as “SCM” -

und	and

Stephan Rohaly Heidelberger Landstraße 2 64297 Darmstadt

- nachfolgend “Mitarbeiter” genannt -	- hereinafter referred to as “Employee” -

vom	dated

14. März 2006 / 14 March 2006

- nachfolgend “Anstellungsvertrag” genannt -	- hereinafter referred to as “Employment Agreement “ -

Präambel	Preamble

Die Parteien wollen den
bestehenden Anstellungsvertrag
dahingehen ergänzen, dass der
Mitarbeiter unter bestimmten
Bedingungen eine Abfindung
erhalten soll, wenn ihm im
Zusammenhang mit einer Übernahme
von SCM durch einen Dritten
gekündigt wird. Dies
vorausgeschickt, vereinbaren die
Parteien folgende
Zusatzvereinbarung zum
Anstellungsvertrag:

Parties want to amend the
Employment Agreement to the
effect that the Employee shall
receive a severance under certain
conditions if he is given notice
of termination in connection with
a take over of SCM by a third
party. Having said this, Parties
agree on the following
Supplemental Agreement to the
Employment Agreement:

§ 1 Abfindung bei Kündigung im Zusammenhang mit einer Übernahme der Gesellschaft	§ 1 Severance in Case of Notice in Connection with a Take Over of Company

(1) Unter “Übernahme der
Gesellschaft” verstehen die
Parteien den vollendeten Erwerb
der Mehrheit der
stimmberechtigten Aktien SCM
Microsystems, Inc., USA, (der
Muttergesellschaft von SCM) oder
den vollendeten Erwerb der
wesentlichen Betriebmittel von
SCM - jeweils durch einen Dritten
(Erwerber), der nicht ein mit SCM
verbundenes Unternehmen ist.

(1) Hereunder, “Take Over of the
Company” shall mean the completed
acquisition of the majority of
the voting stock of SCM
Microsystems, Inc., USA, (SCM’s
parent company) or the completed
acquisition of the essential
assets of SCM - each by a third
party (Buyer) which is not an
affiliate of SCM.

(2) Wenn dem Mitarbeiter im
Zusammenhang mit einer Übernahme
der Gesellschaft - spätestens
jedoch innerhalb von sechs
Monaten nach der Übernahme der
Gesellschaft — eine ordentliche
Kündigung durch SCM oder den
Erwerber ausgesprochen wird, ohne
dass

•	der Mitarbeiter selbst zuvor eine Kündigung ausgesprochen hat, oder

•	dem Mitarbeiter aus wichtigen Grund von SCM oder dem Erwerber wirksam gekündigt wird, oder

•	der Mitarbeiter SCM oder den Erwerber durch ein gravierendes und vermeidbares Fehlverhalten (welches von erheblichem Gewicht sein muss, allerdings nicht die Qualität eines wichtigen Grundes für eine außerordentliche Kündigung haben muss) zur Kündigung veranlasst hat, erhält der Mitarbeiter (2) If the Employee is given eine einmalige ordinary notice of termination Brutto-Abfindung für den of his employment by SCM or the Verlust seiner Anstellung Buyer in connection with a Take nach Maßgabe von Over of the Company - however no nachstehenden Absätzen. later than within six months Der Mitarbeiter erhält after the Take Over of the diese einmalige Company — without Brutto-Abfindung auch,

•	the Employee before wenn er selbst im having himself given notice of Zusammenhang mit einer termination, or Übernahme der Gesellschaft

•	SCM or the Buyer giving - spätestens jedoch valid extraordinary notice to innerhalb von sechs the Employee for serious cause, Monaten nach der Übernahme or der Gesellschaft — eine

•	the Employee having ordentliche Kündigung caused SCM or the Buyer to give erklärt, sofern er die notice by severe and avoidable Kündigung erklärt, weil misconduct (which must be

•	SCM oder der significantly severe, but need Erwerber seinen not reach the quality of a regelmäßigen serious cause for an Dienstort ohne sein extraordinary notice), Einverständnis a) an the Employee shall be entitled einen Ort innerhalb to a gross one-time severance Europas verlegt hat, for the loss of employment in der sich außerhalb accordance with below eines Umkreis von 100 subsections. Kilometern zu einem The Employee shall also be internationalen entitled to this gross one-time Verkehrsflughafen severance if he himself gives befindet oder b) an ordinary notice of termination einen Ort außerhalb of his employment in connection Europas verlegt hat, with a Take Over of the Company oder - however no later than within

•	SCM oder der six months after the Take Over Erwerber eine of the Company -, because wesentliche und dem

•	SCM or the Buyer, Mitarbeiter objektiv without the Employee having unzumutbare Änderung agreed to this, has transferred der bisherigen his regular place of work a) to Aufgaben und a place within Europe which is Zuständigkeiten more than 100 kilometres away vorgenommen hat, ohne from an international airport or dass hierüber ein b) to a place outside Europe, Einvernehmen mit dem or Mitarbeiter bestand

•	SCM or the Buyer, (die Parteien sind without the Employee having sich einig, dass eine agreed to this, has effected a Beschränkung der significant change of the tasks Zuständigkeiten und and responsibilities of the Aufgaben des Employee which is unacceptable Mitarbeiters auf eine to the Employee from an “Finanzchef objective perspective (Parties Europa"-Position agree that a limitation of the keine wesentliche und tasks and responsibilities of unzumutbare Änderung the Employee to a “Chief darstellt). Financial Officer Die Höhe der einmaligen Europe"-position does not Brutto-Abfindung beträgt € constitute such significant and 174.000,00. Der Anspruch unacceptable change). auf die Abfindung entsteht The amount of gross one-time nur, wenn durch die severance shall be € 174,000.00. Kündigung das The entitlement to this Arbeitsverhältnis severance shall only arise if tatsächlich beendet wurde. the employment was actually Der Mitarbeiter kann die terminated by such notice. The Abfindung nur einmalig Employee is only once entitled erhalten. to this severance.

(3) Der Anspruch auf diese
Abfindung entfällt, wenn dem
Mitarbeiter vor Ablauf der
Kündigungsfrist eine finanziell
vergleichbare oder finanziell
bessere Position durch SCM oder
durch den Erwerber oder einen mit
diesen verbundenen Unternehmen
angeboten wurde, die mindestens
einer “Finanzchef
Europa"-Position entspricht und
deren regelmäßiger Dienstort sich
in Europa und innerhalb eines
Umkreis von 100 Kilometern zu
einem internationalen
Verkehrsflughafen befindet,
gleichgültig ob der Mitarbeiter
dieses Angebot annimmt oder
nicht.

(3) The entitlement to this
severance shall forfeit if SCM,
the Buyer or an affiliate of
either before the end of the
notice period offers the Employee
a monetarily similar or better
position, which corresponds to a
“Chief Financial Officer
Europe"-position, at least, and
for which the regular place of
work is based within Europe and
within 100 kilometres of an
international airport, regardless
whether the Employee accepts this
offer or not.

(4) Die Abfindung ist zum
Zeitpunkt der rechtlichen
Beendigung des
Arbeitsverhältnisses fällig, aber
nicht bevor jedweder Rechtsstreit
über die Beendigung/das
Fortbestehen des
Arbeitsverhältnisses oder über
Vergütungsansprüche, den der
Mitarbeiter gegen SCM, den
Erwerber oder mit denen
verbundene Unternehmen etwaig
eingeleitet hat, rechtskräftig
beendet wurde.

(4) The entitlement to the
severance shall become due upon
the legal termination of the
employment, but no earlier than
the date of a legally binding
termination of any lawsuit the
Employee may have initiated
against SCM, the Buyer or an
affiliate of either regarding the
termination / continuation of the
employment or claims for
remuneration.

(5) Sämtliche Steuern auf die Abfindung trägt der Mitarbeiter.	(5) All taxes on the severance are to be borne by the Employee.

§ 2 Schlussbestimmungen	§ 2 Miscellaneous

(1) Die Bestimmungen des Anstellungsvertrags bleiben im Übrigen von dieser Zusatzvereinbarung unberührt.	(1) The other provisions of the Employment Agreement shall not be affected by this Supplemental Agreement.

(2) Diese Zusatzvereinbarung ist
in deutscher und englischer
Sprache ausgefertigt. Im Fall
einer Unstimmigkeit oder eines
Widerspruchs zwischen der
deutschen und der englischen
Fassung hat die deutsche Fassung
Vorrang.
(2) This Supplemental Agreement is executed in both German and English. In case of discrepancies or contradictions between the German and the English version, the German version shall prevail.

(3) Sollte eine der Bestimmungen
dieser Zusatzvereinbarung
unwirksam sein oder werden, so
wird dadurch die Wirksamkeit der
übrigen Bestimmungen nicht
beeinträchtigt. Anstelle der
unwirksamen Bestimmung oder zur
Ausfüllung eventueller Lücken
dieses Vertrages werden die
Parteien eine angemessene
Regelung treffen, die dem am
nächsten kommt, was die
Vertragsparteien nach ihrer
wirtschaftlichen Zwecksetzung
gewollt haben bzw. die dem
entspricht, was nach Sinn und
Zweck dieser Zusatzvereinbarung
vereinbart worden wäre, hätte man
die Angelegenheit von vornherein
bedacht.

(3) Should individual provisions
of this Supplemental Agreement be
or become invalid in whole or in
part, the remaining provisions
shall not be affected thereby. In
the place of the invalid
provision or to fill any gaps of
this Supplemental Agreement, the
Parties shall agree on an
adequate provision, which as
closely as possible reflects what
the Parties intended in
accordance with their economic
goals, or what the Parties would
have agreed according to the
intent of this Supplemental
Agreement if the matter had been
considered from the start.

(4) Mündliche Nebenabreden zu
dieser Zusatzvereinbarung
bestehen nicht. Änderungen und
Ergänzungen zu dieser
Zusatzvereinbarung,
einschließlich dieser Bestimmung,
bedürfen zu ihrer
Rechtswirksamkeit der
Schriftform.

(4) No verbal side agreements to
this Supplemental Agreement
exist. Modifications and
additions to this Supplemental
Agreement require written form to
be valid; the same applies to
this written form requirement.

(5) Diese Zusatzvereinbarung unterliegt dem Recht der Bundesrepublik Deutschland.	(5) This Supplemental Agreement is subject to German law.

(6) Vereinbarter Gerichtsstand ist München.	(6) The courts of Munich shall have jurisdiction.

Ismaning, den 12 Dezember 2006 SCM Microsystems GmbH ___/s/ Robert Schneider —	/s/ Stephan Rohaly
Robert Schneider	—
Geschäftsführer	Stephan Rohaly